UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03752

The Managers Funds

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: May 31

Date of reporting period:	July 1, 2012 – May 31, 2013
(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

May 31, 2013

Managers Cadence Capital Appreciation Fund
Institutional Class: MPCIX	Service Class: MCFYX	Investor Class: MPAFX

Managers Cadence Mid-Cap Fund
Institutional Class: MCMFX	Service Class: MCMYX	Investor Class: MCMAX

Managers Cadence Emerging Companies Fund
Institutional Class: MECIX	Administrative Class: MECAX

Managers Funds

Annual Report—May 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	2

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Cadence Capital Appreciation Fund	3

Managers Cadence Mid-Cap Fund	8

Managers Cadence Emerging Companies Fund	13

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	18

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	19
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	21
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	22
Detail of changes in assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	23
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	28

NOTES TO FINANCIAL STATEMENTS	29
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

TRUSTEES AND OFFICERS	38

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. In connection with AMG’s investment in Yacktman Asset Management (“Yacktman”), MIG partnered with Yacktman in reorganizing the Yacktman Focused Fund and the Yacktman Fund into the Managers AMG Funds. The addition of the Yacktman Funds to our platform brought our total assets under management to over $31 billion at the end of May 2013.

Additionally, in an effort to better meet our shareholders’ needs as well as bring consistency across our Funds, we restructured our share class offerings across many of our Funds, which included discontinuing certain share classes with sales charges (commonly called sales loads). As a result, many of our Funds now offer three No Load share classes – Investor, Service, and Institutional Share Classes. We believe this simplified structure makes it easier for our clients, as well as Financial Advisors, to select the appropriate share class to match their needs.

During the past year, we also executed on several other changes to certain Funds, which included reducing the minimum initial investment required to purchase Institutional Class shares, as well as reducing expense ratios on several Funds to ensure that our offerings remain competitive and affordable for our clients.

Risky assets have had a strong start in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne
President
The Managers Funds

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2013	Expense Ratio for the Period	Beginning Account Value 12/01/2012	Ending Account Value 05/31/2013	Expenses Paid During the Period*
Managers Cadence Capital Appreciation Fund
Investor Class**
Based on Actual Fund Return	1.12%	$1,000	$1,136	$5.96
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.64

Service Class***
Based on Actual Fund Return	0.97%	$1,000	$1,137	$5.17
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.89

Institutional Class****
Based on Actual Fund Return	0.72%	$1,000	$1,138	$3.84
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63

Managers Cadence Mid-Cap Fund
Investor Class**
Based on Actual Fund Return	1.12%	$1,000	$1,121	$5.92
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,019	$5.64

Service Class***
Based on Actual Fund Return	0.97%	$1,000	$1,122	$5.13
Hypothetical (5% return before expenses)	0.97%	$1,000	$1,020	$4.89

Institutional Class****
Based on Actual Fund Return	0.72%	$1,000	$1,123	$3.83
Hypothetical (5% return before expenses)	0.72%	$1,000	$1,021	$3.63

Managers Cadence Emerging Companies Fund
Institutional Class
Based on Actual Fund Return	1.42%	$1,000	$1,194	$7.77
Hypothetical (5% return before expenses)	1.42%	$1,000	$1,018	$7.14

Administrative Class
Based on Actual Fund Return	1.67%	$1,000	$1,192	$9.13
Hypothetical (5% return before expenses)	1.67%	$1,000	$1,017	$8.40

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.
**	Effective December 1, 2012, all Class A shares were renamed Investor Class shares and Class B shares, Class C shares, Class D shares and Class R shares converted to Investor Class shares.
***	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
****	Effective December 1, 2012, all Class P shares converted to Institutional Class shares.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2013, the Managers Cadence Capital Appreciation Fund (Institutional Class) (the “Fund”) returned 20.57%, lagging its benchmark, the Russell 1000® Growth Index, which returned 22.55%.

The recent fiscal year was the first time in the last three years that the last month of the fiscal year was not the start of a sizeable correction in the market, mostly due to an economic recovery that seemed to stagnate or decelerate in the middle part of each year. In 2012, the last seven months of the calendar year were marked by worries about this aforementioned slowdown in what has been a fragile recovery, and as the year moved along those worries took a back seat to a very heated presidential election, increased worries about the looming tax increases this year, and sequestration and its impact on the economy and government spending in 2013. For the fiscal year, the Fund underperformed its benchmark. Disappointing for sure, however, an important turning point in the relative performance of the Fund occurred towards the end of July 2012.

The portfolio’s performance started the fiscal year on a shaky note. The Fund underperformed during the months of June and July 2012. For the balance of the fiscal year, August 2012 through May 2013, the portfolio achieved outperformance versus the benchmark. We believe the turning point in relative performance corresponds with an ebbing of the macro concerns and chronic fears that have gripped stock market participants.

Evidence of a July 2012 turning point can be seen in two metrics found outside the stock market. First, the Euro-Dollar exchange rate bottomed in July 2012. This was around the time when the President of the European Central Bank, Mario Draghi, pledged to do “whatever it takes” to save the euro and embarked on monetary policy easing in the Euro Zone. The second “metric” is the yield on the 10-year U.S. Government Treasury Bond which also bottomed (in yield) towards the end of July 2012. Since then, both indicators have increased (Euro appreciating and yields rising) though certainly not in a straight line. We believe this suggests that systemic risks are receding and the global economy is on the road to recovery. During periods like this, macro factors become less important as company specific fundamental factors drive stock price performance. Not coincidentally in our minds, the Fund has outperformed (since July 2012) as market participants have started to focus more on the bottom-up stock specific and less on the top-down macro environment.

The largest positive contributors to the Fund’s relative performance in this fiscal year came from the financial and consumer staples areas. Our financial holdings benefited from a continued improvement in credit trends and the beginning of true loan growth

(something we haven’t seen in the sector since prior to the financial crisis). Our holdings in the staples area generally delivered strong financial performance throughout the year.

In contrast, the health care and consumer discretionary sectors were the biggest detractors from relative results during the fiscal year. Within health care most of the underperformance was due to lack of exposure to the biotechnology sector. Throughout the year we were underweight the biotechnology area which performed well. We remain underweight biotech as the group looks less attractive to us relative to other segments of the market. The shortfall in consumer discretionary was due to disappointing stock selection.

Outlook

We enter Fiscal Year 2014 with conviction that the economy and company fundamentals are better than investors anticipate. We also believe that a “great rotation” will occur, and it looks like we are on the cusp of that happening. The unprecedented run in the fixed income markets was driven mainly by the extreme fear that resulted from the 40% decline in the equity markets in 2008. However, with rates still historically low, the benefit to continuing to own bonds while the economy, and equity markets, begin to improve, is waning. We firmly believe that the move into stocks will be a multi-year event, and this only adds to the positive backdrop that we think is in place for equity prices over the next several years. We believe the Fund is well positioned to take advantage of this as the portfolio is positioned in strong secular and cyclical growth stocks purchased at reasonable valuations.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC as of May 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Capital Appreciation Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Capital Appreciation Fund’s Institutional Class on May 31, 2003, compared to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Capital Appreciation Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Capital Appreciation Fund and the Russell 1000® Growth Index for the same time periods ended May 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Cadence Capital Appreciation Fund [2,3,4,5,6]
Investor Class[7]	20.12%	0.60%	5.44%
Service Class[8]	20.25%	0.74%	5.59%
Institutional Class[9]	20.57%	1.00%	5.86%
Russell 1000® Growth Index [10]	22.55%	6.28%	7.75%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[6]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]

The performance information for the Fund’s Investor Class shares (formerly Class A shares, were renamed Investor Class shares as of December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class B Shares, Class C Shares, Class D Shares and Class R Shares converted to Investor Class Shares.

[8]	As of December 1, 2012 the Fund’s Administrative Class Shares were renamed Service Class Shares.
[9]	As of December 1, 2012 the Fund’s Class P Shares converted to Institutional Class Shares.
[10]

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 1000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Capital Appreciation Fund

Fund Snapshots

May 31, 2013

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Capital Appreciation Fund**	Russell 1000® Growth Index
Information Technology	35.6%	28.9%
Consumer Discretionary	19.0%	17.2%
Health Care	12.3%	13.0%
Industrials	10.2%	13.0%
Consumer Staples	7.1%	12.6%
Financials	6.4%	4.9%
Energy	4.7%	4.0%
Materials	1.3%	3.9%
Telecommunication Services	0.0%	2.2%
Other Assets and Liabilities	3.4%	0.3%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Apple, Inc.*	5.0%
International Business Machines Corp.*	4.2
Microsoft Corp.*	3.5
Google, Inc., Class A*	3.2
Oracle Corp.	3.0
QUALCOMM, Inc.*	2.9
Philip Morris International, Inc.*	2.3
Coca-Cola Co., The	1.8
Express Scripts Holding Co.	1.7
United Technologies Corp.	1.7

Top Ten as a Group	29.3%

*	Top Ten Holding at November 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments

May 31, 2013

	Shares	Value
Common Stocks - 96.6%
Consumer Discretionary - 19.0%
Bed Bath & Beyond, Inc.*	28,758	$1,962,734
Coach, Inc.	47,655	2,776,380
Gap, Inc., The	59,770	2,423,674
Genuine Parts Co.	28,084	2,183,250
Harley-Davidson, Inc.	39,055	2,130,060
L Brands, Inc.	34,517	1,726,195
McDonald’s Corp.	30,724	2,967,017
Nordstrom, Inc.	38,806	2,282,569
Omnicom Group, Inc.	40,858	2,538,508
PetSmart, Inc.	38,160	2,575,800
priceline.com, Inc.*	3,057	2,457,614
Starbucks Corp.	45,973	2,899,517
TJX Cos., Inc.	53,958	2,730,814
Walt Disney Co., The	41,100	2,592,588
Total Consumer Discretionary		34,246,720
Consumer Staples - 7.1%
Coca-Cola Co., The	81,391	3,254,826
Costco Wholesale Corp.	19,758	2,166,860
CVS Caremark Corp.	35,674	2,054,109
Mondelez International, Inc., Class A	43,390	1,278,269
Philip Morris International, Inc.	44,552	4,050,222
Total Consumer Staples		12,804,286
Energy - 4.7%
Anadarko Petroleum Corp.	10,485	917,123
Chevron Corp.	11,514	1,413,344
Halliburton Co.	34,877	1,459,602
National Oilwell Varco, Inc.	36,567	2,570,660
Occidental Petroleum Corp.	23,098	2,126,633
Total Energy		8,487,362
Financials - 6.4%
JPMorgan Chase & Co.	49,641	2,709,902
Marsh & McLennan Cos., Inc.	36,670	1,467,533
Northern Trust Corp.	46,611	2,710,430
T. Rowe Price Group, Inc.	26,339	1,998,077
Wells Fargo & Co.	66,785	2,708,132
Total Financials		11,594,074
Health Care - 12.3%
Abbott Laboratories	47,017	1,724,113
Agilent Technologies, Inc.	27,898	1,267,964
Amgen, Inc.	23,870	2,399,651
Becton, Dickinson and Co.	9,700	956,614
Cardinal Health, Inc.	39,443	1,852,243

	Shares	Value
Cooper Cos., Inc., The	8,021	$906,453
Covidien PLC	25,542	1,624,471
Express Scripts Holding Co.*	50,350	3,127,742
Intuitive Surgical, Inc.*	3,468	1,725,434
Johnson & Johnson	24,706	2,079,751
Medtronic, Inc.	43,500	2,218,935
Stryker Corp.	35,894	2,383,003
Total Health Care		22,266,374
Industrials - 10.2%
Chicago Bridge & Iron Co., N.V.	28,458	1,801,391
Honeywell International, Inc.	34,407	2,699,573
Ingersoll-Rand PLC	37,960	2,183,839
Joy Global, Inc.	40,112	2,169,257
PACCAR, Inc.	34,232	1,834,835
Parker Hannifin Corp.	18,265	1,822,116
United Parcel Service, Inc., Class B	33,430	2,871,637
United Technologies Corp.	32,164	3,052,364
Total Industrials		18,435,012
Information Technology - 35.6%
Accenture PLC, Class A	29,079	2,387,677
Adobe Systems, Inc.*	45,672	1,959,786
Apple, Inc.	20,134	9,053,857
Citrix Systems, Inc.*	18,283	1,176,511
Cognizant Technology Solutions Corp.,
Class A*	21,147	1,367,154
EMC Corp.*	119,862	2,967,783
Fortinet, Inc.*	58,384	1,124,476
Google, Inc., Class A*	6,724	5,852,637
International Business Machines Corp.	36,362	7,564,023
Intuit, Inc.	30,903	1,805,971
Mastercard, Inc., Class A	1,630	929,507
Microsoft Corp.	181,866	6,343,486
Oracle Corp.	160,740	5,426,582
Paychex, Inc.	60,906	2,267,530
QUALCOMM, Inc.	82,989	5,268,142
Red Hat, Inc.*	35,731	1,723,306
Teradata Corp.*	39,506	2,202,460
TIBCO Software, Inc.*	44,684	953,110
Visa, Inc., Class A	14,072	2,506,786
VMware, Inc., Class A*	20,488	1,457,107
Total Information Technology		64,337,891

The accompanying notes are an integral part of these financial statements.

Managers Cadence Capital Appreciation Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 1.3%
CF Industries Holdings, Inc.	12,391	$2,366,185
Total Common Stocks (cost $157,294,615)		174,537,904

	Shares	Value
Short-Term Investments - 2.7%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.07% (cost $4,910,159)	4,910,159	$4,910,159
Total Investments - 99.3% (cost $162,204,774)		179,448,063
Other Assets, less Liabilities - 0.7%		1,241,756
Net Assets - 100.0%		$180,689,819

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2013, the Managers Cadence Mid-Cap Fund (Institutional Class) (the “Fund”) returned 18.20% lagging its benchmark, the Russell Mid Cap® Growth Index, which returned 26.76%.

For the fiscal year ended May 31, 2013, it was the first time in the last three years that the last month of the fiscal year was not the start of a sizeable correction in the market, mostly due to an economic recovery that seemed to stagnate or decelerate in the middle part of each year. In 2012, the last seven months of the calendar year were marked by worries about this aforementioned slowdown in what has been a fragile recovery, and as the year moved along those worries took a back seat to a very heated presidential election, increased worries about the looming tax increases this year, and sequestration and its impact on the economy and government spending in 2013. Amidst this backdrop the Fund underperformed its benchmark in what was a very frustrating year for our investment process.

The volatility began in earnest in May of 2012, when the Russell Mid Cap® Growth index peaked on May 1, falling a rapid 13% in four weeks, and then rallying almost 14% in the next three and a half months. It was at that time, September 14 to be exact, that the consumer stocks began a sharp and painful correction as the new tax laws for 2013 loomed, and as investors again fretted about the ability of consumer discretionary stocks to outperform after being the best sector off of the March 2009 bottom. The volatility continued as the market declined 7% from the midpoint in September, reaching a bottom a week after the Presidential election, and it hasn’t looked back since, rising by 24% as of May 31, 2013. Despite higher taxes and sequestration, there has been relief due to a decline in uncertainty regarding policy. In fact, since the last trading day of the year when the market rocketed ahead, there have been no corrections greater than 5%.

Unfortunately for the Fund, the two sectors that we were overweight, information technology and consumer discretionary, were also our worst performing sectors. Information technology was especially snake-bitten as several of our holdings reported earnings well below expectations with guidance also below expectations. The Fund was underweight to the better performing sectors such as health care, industrials, materials, and energy, that in essence caused the “perfect storm” for underperforming.

We entered 2013 with high conviction that the economy was better than expected, and we knew (in our opinion) which sectors were likely to see buying in anticipation of this – materials, industrials, energy. We were hesitant to chase these stocks though, as many had already been targeted by buyers. We felt a more calculated and patient approach was the right strategy and we are now equal weight with the benchmark in all of those sectors as of this writing. It is important to note that the stocks the Fund held coming into 2013 in these economically sensitive areas did perform well, but being underweight was the main culprit to underperforming in these sectors.

The Fund is currently positioned with a large overweight in the information technology sector relative to the benchmark, so while the near term has been painful, we are hopeful that long term will be fruitful for our shareholders. If we are correct in our assumption that the economy is improving more than investors think, then we believe our overweight in information technology should benefit the Fund. Information technology has vastly underperformed over the last few years, however we believe this group can go through periods where there is a stampede to own these stocks, many of which are cyclical in nature, i.e., semiconductors.

We are convinced that “the great rotation” will occur, and it looks like we are on the cusp of that happening. The unprecedented run in the fixed income markets was driven mainly by the extreme fear that resulted from the 40% decline in the equity markets in 2008. However, with rates still historically low, the benefit to continuing to own bonds while the economy, and equity markets, begin to improve, is waning. We firmly believe that the move into stocks will be a multi-year event, and this only adds to the positive backdrop that we think is in place for equity prices over the next several years.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC. as of May 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Mid-Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Mid-Cap Fund’s Institutional Class on May 31, 2003, compared to a $10,000 investment made in the Russell Midcap® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

Managers Cadence Mid-Cap Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers Cadence Mid-Cap Fund and the Russell Midcap® Growth Index for the same time periods ended May 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Cadence Mid-Cap Fund [2,3,4,5]
Investor Class[6]	17.70%	1.04%	7.55%
Service Class[7]	17.88%	1.19%	7.72%
Institutional Class[8]	18.20%	1.44%	7.98%
Russell Midcap® Growth Index[9]	26.76%	6.25%	10.23%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to risks associated with investments in mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

The performance information for the Fund’s Investor Class shares (formerly Class A shares, were renamed Investor Class shares as of December 1, 2012) for periods prior to December 1, 2012 does not reflect the impact of the front-end and deferred sales charges (loads) that were in effect until December 1, 2012. Additionally, the Fund’s Class B Shares, Class C Shares, Class D Shares and Class R Shares converted to Investor Class Shares.

[7]	As of December 1, 2012 the Fund’s Administrative Class Shares were renamed Service Class Shares.
[8]	As of December 1, 2012 the Fund’s Class P Shares converted to Institutional Class Shares.
[9]

The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Mid-Cap Fund

Fund Snapshots

May 31, 2013

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Mid-Cap Fund**	Russell Midcap® Growth Index
Information Technology	26.1%	15.8%
Consumer Discretionary	25.0%	25.3%
Industrials	13.9%	15.3%
Health Care	7.2%	12.7%
Financials	6.9%	8.2%
Consumer Staples	6.7%	8.1%
Energy	6.5%	5.5%
Materials	6.5%	6.3%
Telecommunication Services	0.0%	1.7%
Other Assets and Liabilities	1.2%	1.1%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Michael Kors Holdings, Ltd.	2.0%
Scripps Networks Interactive, Inc., Class A	2.0
HSN, Inc.	1.9
Teradyne, Inc.	1.8
Maxim Integrated Products, Inc.	1.7
AOL, Inc.	1.7
CBL & Associates Properties, Inc.	1.7
NetApp, Inc.	1.7
Dollar General Corp.*	1.6
Vantiv, Inc., Class A	1.6

Top Ten as a Group	17.7%

*	Top Ten Holding at November 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments

May 31, 2013

	Shares	Value
Common Stocks - 98.8%
Consumer Discretionary - 25.0%
AMC Networks, Inc., Class A*	32,520	$2,081,930
BorgWarner, Inc.*	54,930	4,453,175
Chico’s FAS, Inc.	370,203	6,685,866
Cinemark Holdings, Inc.	106,810	3,133,805
Dick’s Sporting Goods, Inc.	81,460	4,263,616
Dollar General Corp.*	132,010	6,970,128
Expedia, Inc.	73,290	4,211,243
Foot Locker, Inc.	196,130	6,731,182
Fossil, Inc.*	19,910	2,114,442
Gap, Inc., The	157,490	6,386,220
HSN, Inc.	140,940	8,018,077
Jarden Corp.*	122,420	5,702,324
Michael Kors Holdings, Ltd.*	137,590	8,643,404
O’Reilly Automotive, Inc.*	42,980	4,680,952
Panera Bread Co., Class A*	22,730	4,360,296
PetSmart, Inc.	92,610	6,251,175
PulteGroup, Inc.*	251,561	5,431,202
Ralph Lauren Corp.	18,240	3,193,642
Scripps Networks Interactive, Inc., Class A	122,610	8,259,010
Wyndham Worldwide Corp.	72,970	4,241,016
Total Consumer Discretionary		105,812,705
Consumer Staples - 6.7%
Fresh Market, Inc., The*	127,446	6,313,675
Hershey Co., The	42,460	3,783,611
Ingredion, Inc.	87,530	5,962,544
McCormick & Co., Inc.	28,250	1,951,510
Safeway, Inc.	182,320	4,195,183
United Natural Foods, Inc.*	114,090	6,037,643
Total Consumer Staples		28,244,166
Energy - 6.5%
HollyFrontier Corp.	127,470	6,309,765
Murphy Oil Corp.	102,750	6,506,130
Oceaneering International, Inc.	86,970	6,303,586
Pioneer Natural Resources Co.	14,670	2,034,436
Whiting Petroleum Corp.*	137,470	6,333,243
Total Energy		27,487,160
Financials - 6.9%
CBL & Associates Properties, Inc.	305,570	7,025,054
Marsh & McLennan Cos., Inc.	79,450	3,179,589
Signature Bank*	70,480	5,439,646
SVB Financial Group*	47,940	3,710,077
T. Rowe Price Group, Inc.	59,400	4,506,084
Taubman Centers, Inc.	67,630	5,449,625
Total Financials		29,310,075

	Shares	Value
Health Care - 7.2%
Alexion Pharmaceuticals, Inc.*	21,730	$2,119,544
AmerisourceBergen Corp.	39,070	2,112,906
Catamaran Corp.*	109,330	5,381,223
Mettler-Toledo International, Inc.*	17,120	3,736,611
Patterson Cos., Inc.	120,250	4,699,370
Salix Pharmaceuticals, Ltd.*	47,390	2,875,151
Thoratec Corp.*	172,314	5,371,027
Waters Corp.*	44,480	4,301,661
Total Health Care		30,597,493
Industrials - 13.9%
AMETEK, Inc.	64,910	2,800,866
Equifax, Inc.	73,280	4,462,752
Fastenal Co.	102,990	5,374,018
Fortune Brands Home & Security, Inc.	57,920	2,448,858
Joy Global, Inc.	126,980	6,867,078
Lennox International, Inc.	83,930	5,370,681
Pall Corp.	77,030	5,253,446
Robert Half International, Inc.	55,760	1,938,218
Toro Co., The	89,250	4,253,655
TransDigm Group, Inc.	33,150	4,843,215
Trinity Industries, Inc.	129,270	5,291,021
Valmont Industries, Inc.	30,460	4,639,972
Wabtec Corp.	19,280	2,120,993
Waste Connections, Inc.	80,080	3,222,419
Total Industrials		58,887,192
Information Technology - 26.1%
Analog Devices, Inc.	139,710	6,416,880
AOL, Inc.	203,590	7,056,429
Bankrate, Inc.*	294,881	4,219,747
Cadence Design Systems, Inc.*	323,130	4,888,957
Cavium, Inc.*	122,970	4,028,497
F5 Networks, Inc.*	68,750	5,720,687
Fortinet, Inc.*	296,700	5,714,442
Fusion-io, Inc.*,2	196,750	2,846,973
Gartner, Inc.*	75,130	4,253,109
Intuit, Inc.	110,400	6,451,776
LSI Corp.*	503,126	3,723,132
Maxim Integrated Products, Inc.	251,160	7,406,708
NetApp, Inc.*	187,050	7,019,986
Skyworks Solutions, Inc.*	262,361	6,259,933
SolarWinds, Inc.*	71,680	3,021,312
Stratasys, Ltd.*,2	18,960	1,593,588
Synopsys, Inc.*	188,000	6,852,600
Teradata Corp.*	76,070	4,240,903
Teradyne, Inc.*	418,400	7,506,096
TIBCO Software, Inc.*	203,934	4,349,912

The accompanying notes are an integral part of these financial statements.

Managers Cadence Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 26.1% (continued)
Vantiv, Inc., Class A*	261,353	$6,954,603
Total Information Technology		110,526,270
Materials - 6.5%
Celanese Corp.	86,532	4,270,354
CF Industries Holdings, Inc.	28,600	5,461,456
Eagle Materials, Inc.	57,750	4,259,063
Eastman Chemical Co.	60,190	4,316,827
PPG Industries, Inc.	37,150	5,706,612
United States Steel Corp.[2]	189,344	3,349,495
Total Materials		27,363,807
Total Common Stocks (cost $391,419,918)		418,228,868

	Principal
Short-Term Investments - 6.4%
Repurchase Agreements - 1.1%[3]
Barclays Capital, Inc., dated 05/31/13, due 06/03/13, 0.060%, total to be received $227,351 (secured by various U.S. Government Agencies, 0.000% - 4.250%, 02/15/14 - 11/15/39, totaling $231,901)	$227,350	227,350
BNP Paribas Securities Corp., dated 05/31/13, due 06/03/13, 0.090%, total to be received $1,079,943 (secured by various U.S. Government Agencies, 3.000% - 5.375%, 07/15/16 - 10/20/42, totaling $1,101,534)	1,079,935	1,079,935
Citigroup Global Markets, Inc., dated 05/31/13, due 06/03/13, 0.060%, total to be received $1,079,940 (secured by various U.S. Government Agencies, 0.000% - 7.250%, 06/07/13 - 07/30/41, totaling $1,101,534)	1,079,935	1,079,935

	Principal	Value
Deutsche Bank Securities, Inc., dated 05/31/13, due 06/03/13, 0.100%, total to be received $1,079,944 (secured by various U.S. Government Agencies, 2.500% - 5.500%, 03/01/27 - 05/01/53, totaling $1,101,534)	$1,079,935	$1,079,935
Nomura Securities, Inc., dated 05/31/13, due 06/03/13, 0.110%, total to be received $1,079,945 (secured by various U.S. Government Agencies, 0.920% - 9.000%, 06/01/13 - 05/20/43, totaling $1,101,534)	1,079,935	1,079,935
Total Repurchase Agreements		4,547,090

	Shares
Other Investment Companies - 5.3%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.07%	22,532,440	22,532,440
Total Short-Term Investments (cost $27,079,530)		27,079,530
Total Investments - 105.2% (cost $418,499,448)		445,308,398
Other Assets, less Liabilities - (5.2)%		(22,071,806)
Net Assets - 100.0%		$423,236,592

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments

For the fiscal year ended May 31, 2013, the Managers Cadence Emerging Companies Fund (Institutional Class) (the “Fund”) returned 32.00%, lagging its benchmark, the Russell Microcap® Growth Index, which returned 33.57%.

For the fiscal year ended May 31, 2013, it was the first time in the last three years that the last month of the fiscal year was not the start of a sizeable correction in the market, mostly due to an economic recovery that seemed to stagnate or decelerate in the middle part of each year. In 2012, the last seven months of the calendar year were marked by worries about this aforementioned slowdown in what has been a fragile recovery, and as the year moved along those worries took a back seat to a very heated presidential election, increased worries about the looming tax increases this year, and sequestration and its impact on the economy and government spending in 2013. Despite these worries, U.S. stock market small cap indices advanced in the final seven months of 2012, and then strengthened during the first five months of 2013.

For the recent fiscal year, financials were the leading sector for the Fund. We had become optimistic about the prospects for a housing recovery, and this underpinned our investment thesis for BofI Holding, a lender doing business as Bank of Internet. Its strong mortgage business drove earnings growth during the period, and its stock appreciated 150% for the Fund. An asset manager, Virtus Investment Partners, was another leading gainer, also increasing 150% led by strong earnings growth.

Information technology helped drive positive performance for the Fund. Despite being modestly overweight the sector which lagged the benchmarks, good stock selection drove positive results. Alliance Fiber Optic Products, Inc., which more than doubled for the Fund in FY2011, once again was a big winner, gaining 186% during FY2013. Demand for the company’s data communication components drove strong earnings growth and stock price appreciation. CalAmp, a provider of wireless communications components for industrial machine-to-machine and mobile resource management applications, experienced strong demand for its products and the stock appreciated over 100% during the period.

Consumer staples was a leading contributor. Reckitt Benckiser’s acquisition of Fund holding Schiff Nutrition International, a dietary supplements maker, caused a significant increase in the company’s valuation and benefitted Fund results. Prestige Brands gained more than 50% for the Fund during FY2013, as its acquisition-driven growth in consumer over-the-counter products drove earnings and stock price appreciation.

Health care was the leading detractor of results, by a significant margin. This was primarily attributable to results within the biotechnology industry within healthcare. That industry represents almost half of the overall healthcare sector weight of the Russell Microcap® Growth Index, and approximately one-third of the overall healthcare sector weight of the Russell 2000® Growth Index. The Fund has historically been underweight this industry, given that many biotechnology companies are loss-making, have risky financial profiles and often uncertain business prospects due to the difficult scientific and regulatory path to drug success. These characteristics render many biotechnology stocks unattractive in our disciplined investment process. During FY2013, the biotechnology industry outperformed the overall benchmarks, and the Fund’s underweight position thus detracted from results. Two holdings in the biotechnology industry, Affymax, Inc. (“Affymax”), and Rigel Pharmaceuticals, Inc., significantly detracted from results. Affymax declined after the company voluntarily withdrew its drug from the market due to a small number of negative patient reactions, causing a significant drop in the value of the stock. Affymax was down 80% during the fiscal year. Rigel Pharmaceuticals, Inc., shares sank 36% mostly because of disappointing results of a clinical study for its rheumatoid arthritis (RA) treatment fostamatinib. Within the health care supplies industry, OraSure Technologies, Inc., was also a notable detractor from the Fund’s performance with a return of -58% during the fiscal year. Its first-to-market HIV diagnostic test for the over-the-counter market has disappointed initial expectations despite increased marketing spend, contributing to a decline in the company’s earnings and stock price.

The telecommunication services sector also detracted from results, led by Boingo Wireless, Inc., which was down -45%. A customer loss and slower-than-anticipated growth resulted in disappointing earnings performance and drove the stock lower. The consumer discretionary was a positive contributor to overall results, despite the poor performance of Cache, Inc., which was down -42% and was a top detractor from the Fund’s performance. The women’s apparel retailer suffered disappointing sales due to merchandising missteps, which led to lower earnings and a lower stock price.

We are optimistic that “the great rotation” will begin in 2013, and it looks like we are on the cusp of that happening. The unprecedented run in the fixed income markets was driven mainly by the extreme fear that resulted from the 40% decline in the equity markets in 2008. Since that time, investors still fret about stocks, and when someone loses half of an Individual Retirement Account in one year that it took them 30 years to accumulate, that is understandable. However, with rates still historically low, the benefit to continuing to own bonds while the economy, and equity markets, begin to improve, is waning. We firmly believe that the move into stocks will be a multi-year event, and this only adds to the positive backdrop that we think is in place for equity prices over the next several years.

We entered 2013 with high conviction that the economy was better than expected and have maintained pro-growth and pro-cyclical portfolio positioning. As of this writing in June 2013, the Portfolio is overweight the Russell Microcap® Growth benchmark in information technology, energy, industrials, as well as consumer discretionary and consumer staples. The Fund’s holdings in consumer staples are growth-oriented investments rather than traditional “defensive” investments found in this sector in a large cap universe, for example. The Fund continues to be underweight biotechnology, and we are optimistic that industry may perform less strongly in the upcoming year following its recent strength.

This commentary reflects the viewpoints of the Cadence Capital Management, LLC as of May 31, 2013 and is not intended as a forecast or guarantee of future results.

13

Managers Cadence Emerging Companies Fund

Investment Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Cadence Emerging Companies Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in Managers Cadence Emerging Companies Fund’s Institutional Class on May 31, 2003, to a $10,000 investment made in the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Cadence Emerging Companies Fund and the Russell Microcap® Growth Index and the Russell 2000® Growth Index for the same time periods ended May 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Cadence Emerging Companies Fund [2,3,4,5]
Institutional Class	32.00%	9.53%	9.56%
Administrative Class	31.63%	9.24%	9.29%
Russell Microcap® Growth Index[6]	33.57%	7.24%	7.85%
Russell 2000® Growth Index[7]	30.86%	7.69%	9.90%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., a member of FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Fund is subject to risks associated with investments in small-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6]

The Russell Microcap® Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

[7]

The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Growth Index is a registered trademark of Russell Investments. The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Cadence Emerging Companies Fund

Fund Snapshots

May 31, 2013

Portfolio Breakdown (unaudited)

Industry	Managers Cadence Emerging Companies Fund**	Russell Microcap® Growth Index	Russell 2000® Growth Index
Information Technology	22.4%	18.7%	21.1%
Health Care	17.7%	35.2%	20.9%
Industrials	15.1%	13.1%	17.9%
Consumer Discretionary	14.4%	12.4%	16.3%
Financials	7.3%	6.1%	7.8%
Consumer Staples	7.3%	2.3%	4.7%
Materials	5.0%	5.8%	4.8%
Energy	4.2%	2.9%	5.4%
Telecommunication Services	2.4%	2.8%	0.8%
Other Assets and Liabilities	4.2%	0.7%	0.3%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
8x8, Inc.	1.5%
CalAmp Corp.	1.4
H&E Equipment Services, Inc.	1.3
Inventure Foods, Inc.*	1.3
Kona Grill, Inc.*	1.3
Web.com Group, Inc.	1.2
Homeowners Choice, Inc.	1.2
RigNet, Inc.	1.2
Aceto Corp.	1.2
Alliance Fiber Optic Products, Inc.	1.2

Top Ten as a Group	12.8%

*	Top Ten Holding at November 30, 2012

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments

May 31, 2013

	Shares	Value
Common Stocks - 95.8%
Consumer Discretionary - 14.4%
AFC Enterprises, Inc.*	11,610	$423,301
Carmike Cinemas, Inc.*	22,290	394,979
Cavco Industries, Inc.*	8,440	404,360
Crown Crafts, Inc.	59,912	356,476
Del Frisco’s Restaurant Group, Inc.*	24,060	447,275
Destination Maternity Corp.	15,191	378,408
Drew Industries, Inc.	10,180	384,804
Fiesta Restaurant Group, Inc.*	5,470	194,568
Gentherm, Inc.*	20,500	377,610
Jamba, Inc.*	132,110	395,009
Johnson Outdoors, Inc., Class A*	16,570	410,108
Kona Grill, Inc.*	48,690	499,072
ReachLocal, Inc.*	26,843	373,118
Tilly’s, Inc., Class A*	11,970	197,744
Winnebago Industries, Inc.*	20,110	417,484
Total Consumer Discretionary		5,654,316
Consumer Staples - 7.3%
Chefs’ Warehouse, Inc., The*	22,469	424,215
Inventure Foods, Inc.*	66,660	501,283
Lifeway Foods, Inc.	17,180	300,822
Medifast, Inc.*	16,480	474,789
National Research Corp., Class A*	17,997	294,251
National Research Corp., Class B*	2,999	102,326
Orchids Paper Products Co.	16,700	417,834
Pantry, Inc., The*	28,150	352,156
Total Consumer Staples		2,867,676
Energy - 4.2%
Double Eagle Petroleum Co.*	49,290	203,075
RigNet, Inc.*	19,450	485,083
Triangle Petroleum Corp.*	53,890	291,006
Vaalco Energy, Inc.*	55,160	337,579
Willbros Group, Inc.*	49,382	332,341
Total Energy		1,649,084
Financials - 7.3%
BofI Holding, Inc.*	9,220	431,680
Bryn Mawr Bank Corp.	19,440	440,899
eHealth, Inc.*	11,050	272,051
Hallmark Financial Services, Inc.*	47,390	430,775
Homeowners Choice, Inc.	13,980	485,945
Pzena Investment Management, Inc., Class A	63,410	429,920
Wilshire Bancorp, Inc.*	57,580	380,028
Total Financials		2,871,298
Health Care - 17.7%
AMN Healthcare Services, Inc.*	27,363	366,391
BioScrip, Inc.*	16,660	232,907

	Shares	Value
Cynosure, Inc., Class A*	17,430	$434,181
Derma Sciences, Inc.*,2	29,230	389,928
Dyax Corp.*	134,050	420,917
Ensign Group, Inc., The	11,950	431,037
Infinity Pharmaceuticals, Inc.*	9,250	249,288
Omnicell, Inc.*	23,900	433,307
OraSure Technologies, Inc.*	52,484	229,880
Pernix Therapeutics Holdings*,2	30,125	108,751
PhotoMedex, Inc.*	28,790	469,565
Quidel Corp.*,2	16,547	395,639
Raptor Pharmaceutical Corp.*	32,420	246,068
Repligen Corp.*	43,657	361,480
Rochester Medical Corp.*	26,780	381,079
Simulations Plus, Inc.	16,020	70,328
Spectranetics Corp.*	25,260	472,362
Sucampo Pharmaceuticals, Inc., Class A*	22,860	193,624
SurModics, Inc.*	15,025	356,694
Synergetics USA, Inc.*	84,200	273,650
Trius Therapeutics, Inc.*	55,870	428,523
Total Health Care		6,945,599
Industrials - 15.1%
AAON, Inc.	13,760	457,382
Aceto Corp.	38,080	484,758
AT Cross Co., Class A*	9,505	133,070
Ceco Environmental Corp.	35,137	424,104
EnerNOC, Inc.*	23,600	315,768
Franklin Covey Co.*	28,978	399,607
H&E Equipment Services, Inc.	22,430	501,983
Hudson Technologies, Inc.*,2	103,535	376,867
Insteel Industries, Inc.	22,800	408,348
KEYW Holding Corp., The*	29,330	432,617
Manitex International, Inc.*	35,605	386,314
Mueller Water Products, Inc., Class A	50,140	381,565
Taser International, Inc.*	41,580	394,594
Thermon Group Holdings, Inc.*	19,110	377,805
WageWorks, Inc.*	16,095	466,272
Total Industrials		5,941,054
Information Technology - 22.4%
Actuate Corp.*	39,232	264,816
Alliance Fiber Optic Products, Inc.	23,053	482,960
CalAmp Corp.*	42,310	557,223
Clicksoftware Technologies, Ltd.	40,948	316,938
Computer Task Group, Inc.	18,330	409,126
Datalink Corp.*	39,900	457,254
Electro Scientific Industries, Inc.	28,970	328,810
Guidance Software, Inc.*	28,300	260,926
Inphi Corp.*	46,885	478,696
Integrated Silicon Solution, Inc.*	37,250	403,045

The accompanying notes are an integral part of these financial statements.

Managers Cadence Emerging Companies Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 22.4% (continued)
IXYS Corp.	39,220	$447,108
Lionbridge Technologies, Inc.*	122,600	362,896
MaxLinear, Inc., Class A*	68,108	429,761
Monotype Imaging Holdings, Inc.	14,100	320,916
Move, Inc.*	32,900	374,731
Oplink Communications, Inc.*	26,470	450,519
Procera Networks, Inc.*	18,830	277,931
PROS Holdings, Inc.*	13,300	384,769
Reis, Inc.*	24,880	462,519
SciQuest, Inc.*	17,480	401,166
Web.com Group, Inc.*	23,290	488,857
Zix Corp.*	106,910	426,571
Total Information Technology		8,787,538
Materials - 5.0%
Headwaters, Inc.*	34,540	366,469
Horsehead Holding Corp.*	37,610	432,891
Landec Corp.*	26,910	377,816
Materion Corp.	13,665	407,217
OMNOVA Solutions, Inc.*	50,997	377,888
Total Materials		1,962,281
Telecommunication Services - 2.4%
8x8, Inc.*	69,847	577,635

	Shares	Value
inContact, Inc.*	51,365	$372,910
Total Telecommunication Services		950,545
Total Common Stocks (cost $32,216,167)		37,629,391

	Principal
Short-Term Investments - 5.5%
Repurchase Agreements - 0.7%[3]
Citigroup Global Markets, Inc., dated 05/31/13, due 06/03/13, 0.050%, total to be received $277,487 (secured by various U.S. Government Agencies, 0.000% - 9.125%, 06/27/13 - 05/15/43, totaling $283,036)	$277,486	277,486

	Shares
Other Investment Companies - 4.8%[1]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.07%	1,894,711	1,894,711
Total Short-Term Investments (cost $2,172,197)		2,172,197
Total Investments - 101.3% (cost $34,388,364)		39,801,588
Other Assets, less Liabilities - (1.3)%		(495,361)
Net Assets - 100.0%		$39,306,227

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report. At May 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers Cadence Capital Appreciation Fund	$166,078,103	$15,781,636	$(2,411,676)	$13,369,960
Managers Cadence Mid-Cap Fund	421,605,845	34,836,926	(11,134,373)	23,702,553
Managers Cadence Emerging Companies Fund	34,474,362	6,974,298	(1,647,072)	5,327,226

*	Non-income producing security.
[1]	Yield shown represents the May 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these securities were out on loan to various brokers as of May 31, 2013, amounting to:

Fund	Market Value	% of Net Assets
Managers Cadence Mid-Cap Fund	$4,286,272	1.0%
Managers Cadence Emerging Companies Fund	265,832	0.7%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.

As of May 31, 2013, the securities in Managers Cadence Capital Appreciation Fund were all valued using Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments. (See Note 1 (a) in the Notes to Financial Statements.)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of May 31, 2013: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Mid-Cap Fund
Investments in Securities
Common Stocks†	$418,228,868	—	—	$418,228,868
Short-Term Investments
Repurchase Agreements	—	$4,547,090	—	4,547,090
Other Investment Companies	22,532,440	—	—	22,532,440

Total Investments in Securities	$440,761,308	$4,547,090	—	$445,308,398

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Cadence Emerging Companies
Investments in Securities
Common Stocks†	$37,629,391	—	—	$37,629,391
Short-Term Investments
Repurchase Agreements	—	$277,486	—	277,486
Other Investment Companies	1,894,711	—	—	1,894,711

Total Investments in Securities	$39,524,102	$277,486	—	$39,801,588

†	All common stocks held in the Fund are level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of May 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

May 31, 2013

	Managers Cadence Capital Appreciation Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Assets:
Investments at value* (including securities on loan valued at $0, $4,286,272, and $265,832, respectively)	$179,448,063	$445,308,398	$39,801,588
Receivable for investments sold	2,005,538	380,172	531,894
Dividends, interest and other receivables	259,853	372,042	9,484
Receivable for Fund shares sold	130,785	578,103	10,435
Receivable from affiliate	—	—	6,149
Prepaid expenses	28,329	27,786	11,269
Total assets	181,872,568	446,666,501	40,370,819
Liabilities:
Payable for investments purchased	499,191	16,986,821	689,327
Payable for Fund shares repurchased	402,486	1,384,413	14,679
Payable to affiliate	39,774	24,413	—
Payable upon return of securities loaned	—	4,547,090	277,486
Accrued expenses:
Investment management and advisory fees	71,596	163,301	41,054
Administrative fees	39,775	90,722	8,211
Distribution fees - Investor Class	18,812	35,208	n/a
Shareholder servicing fees - Investor Class	11,287	21,125	n/a
Shareholder servicing fees - Service Class	11,915	14,033	n/a
Shareholder servicing fees - Administrative Class	—	—	663
Trustees fees and expenses	1,131	2,571	865
Other	86,782	160,212	32,307
Total liabilities	1,182,749	23,429,909	1,064,592

Net Assets	$180,689,819	$423,236,592	$39,306,227
Net Assets Represent:
Paid-in capital	$264,364,248	$438,206,706	$69,599,772
Undistributed net investment income (loss)	394,774	(287,097)	(40,908)
Accumulated net realized loss from investments	(101,312,492)	(41,491,967)	(35,665,861)
Net unrealized appreciation of investments	17,243,289	26,808,950	5,413,224
Net Assets	$180,689,819	$423,236,592	$39,306,227

* Investments at cost	$162,204,774	$418,499,448	$34,388,364

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

May 31, 2013 (continued)

	Managers Cadence Capital Appreciation Fund		Managers Cadence Mid-Cap Fund		Managers Cadence Emerging Companies Fund
Investor Class Shares:
Net Assets	$87,418,588	[1]	$163,088,200	[1]	n/a
Shares outstanding	4,418,592	[1]	5,757,832	[1]	n/a
Net asset value, offering and redemption price per share	$19.78	[1]	$28.32	[1]	n/a
Service Class Shares:
Net Assets	$55,734,820	[2]	$65,393,012	[2]	n/a
Shares outstanding	2,788,656	[2]	2,253,196	[2]	n/a
Net asset value, offering and redemption price per share	$19.99	[2]	$29.02	[2]	n/a
Institutional Class Shares:
Net Assets	$37,536,411	[3]	$194,755,380	[3]	$36,122,669
Shares outstanding	1,824,623	[3]	6,453,472	[3]	1,254,476
Net asset value, offering and redemption price per share	$20.57	[3]	$30.18	[3]	$28.80
Administrative Class Shares:
Net Assets	n/a		n/a		$3,183,558
Shares outstanding	n/a		n/a		118,592
Net asset value, offering and redemption price per share	n/a		n/a		$26.84

[1]

Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class B shares, Class C shares, Class D shares and Class R shares converted to Investor Class shares.

[2]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[3]	Effective December 1, 2012, Class P shares converted to Institutional Class shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended May 31, 2013

	Managers Cadence Capital Appreciation Fund	Managers Cadence Mid-Cap Fund	Managers Cadence Emerging Companies Fund
Investment Income:
Dividend income	$6,414,807 [1]	$6,123,737 [2]	$466,678 [3]
Securities Lending fees	—	7,112	1,407
Foreign withholding tax	(3,605)	(1,816)	(2,682)
Total investment income	6,411,202	6,129,033	465,403
Expenses:
Investment management and advisory fees	1,692,857	2,147,419	438,217
Administrative fees	940,472	1,193,005	87,643
Distribution fees - Investor Class	324,914	380,113	n/a
Distribution fees - Class B	14,054	23,607	n/a
Distribution fees - Class C	95,772	71,132	n/a
Distribution fees - Class D	287,891	16,782	n/a
Distribution fees - Class R	7,887	35,049	n/a
Shareholder servicing fees - Investor Class	194,949	228,069	n/a
Shareholder servicing fees - Class B	2,108	3,541	n/a
Shareholder servicing fees - Class C	13,408	10,670	n/a
Shareholder servicing fees - Class D	172,736	10,070	n/a
Shareholder servicing fees - Service Class	148,464	194,772	n/a
Shareholder servicing fees - Administrative Class	—	—	6,637
Shareholder servicing fees - Class P	693	107	n/a
Shareholder servicing fees - Class R	2,366	10,515	n/a
Registration fees	128,392	106,849	33,392
Transfer agent	92,612	104,229	2,854
Reports to shareholders	83,231	96,743	4,177
Professional fees	46,252	48,190	18,281
Custodian	38,805	52,886	16,207
Extraordinary expense	33,182	75,027	4,987
Trustees fees and expenses	2,576	8,249	305
Miscellaneous	28,361	23,460	2,852
Total expenses before offsets/reductions	4,351,982	4,840,484	615,552
Expense reimbursements	(341,185)	(344,923)	(105,890)
Expense reductions	(92,251)	(34,113)	(18,827)
Net expenses	3,918,546	4,461,448	490,835

Net investment income (loss)	2,492,656	1,667,585	(25,432)
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	46,066,281	65,004,682	4,523,834
Net change in unrealized appreciation (depreciation) of investments	17,319,273	9,979,286	5,449,458
Net realized and unrealized gain	63,385,554	74,983,968	9,973,292

Net increase in net assets resulting from operations	$65,878,210	$76,651,553	$9,947,860

[1]	Includes non-recurring dividends of $730,561.
[2]	Includes non-recurring dividends of $2,390,202.
[3]	Includes non-recurring dividends of $336,990.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal year ended May 31,

	Managers Cadence Capital Appreciation Fund		Managers Cadence Mid-Cap Fund		Managers Cadence Emerging Companies Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$2,492,656	$1,942,780	$1,667,585	$(529,653)	$(25,432)	$(531,283)
Net realized gain on investments	46,066,281	113,963,157	65,004,682	73,940,372	4,523,834	9,637,419
Net change in unrealized appreciation (depreciation) of investments	17,319,273	(161,038,803)	9,979,286	(128,386,923)	5,449,458	(14,297,263)
Net increase (decrease) in net assets resulting from operations	65,878,210	(45,132,866)	76,651,553	(54,976,204)	9,947,860	(5,191,127)
Distributions to Shareholders:
From net investment income:
Investor Class[1]	(2,298,215)	(63,775)	(267,485)	—	n/a	n/a
Service Class[2]	(313,075)	(41,323)	(162,242)	—	n/a	n/a
Class D1	—	(785,148)	—	—	n/a	n/a
Institutional Class	(416,810)	(582,221)	(1,068,302)	—	—	—
Class P3	—	(13,296)	—	—	n/a	n/a
Total distributions to shareholders	(3,028,100)	(1,485,763)	(1,498,029)	—	—	—
Capital Share Transactions:[4]
Net decrease from capital share transactions	(525,614,424)	(143,311,860)	(189,750,536)	(88,715,125)	(8,029,981)	(27,348,956)

Total increase (decrease) in net assets	(462,764,314)	(189,930,489)	(114,597,012)	(143,691,329)	1,917,879	(32,540,083)
Net Assets:
Beginning of year	643,454,133	833,384,622	537,833,604	681,524,933	37,388,348	69,928,431
End of year	$180,689,819	$643,454,133	$423,236,592	$537,833,604	$39,306,227	$37,388,348
End of year undistributed net investment income (loss)	$394,774	$930,999	$(287,097)	$(479,114)	$(40,908)	$(213,491)

[1]

Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class B shares, Class C shares, Class D shares and Class R shares converted to Investor Class shares.

[2]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[3]	Effective December 1, 2012, Class P shares converted to Institutional Class shares.
[4]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Managers Cadence Capital Appreciation Fund*

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,		For the period from July 1, 2010, May 31, 2011	For the fiscal year ended June 30,
Investor Class	2013†	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$16.59	$17.57	$13.34	$11.91	$18.14	$21.00
Income from Investment Operations:
Net investment income[1]	0.15 [12]	0.04	0.04	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments[1]	3.17	(1.01)	4.26	1.43	(6.27)	(0.92)
Total from investment operations	3.32	(0.97)	4.30	1.46	(6.23)	(0.90)
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.01)	(0.07)	(0.03)	(0.00)#	(0.06)
Net realized gain on investments	—	—	—	—	—	(1.90)
Total distributions to shareholders	(0.13)	(0.01)	(0.07)	(0.03)	(0.00)#	(1.96)
Net Asset Value, End of Period	$19.78	$16.59	$17.57	$13.34	$11.91 [5]	$18.14
Total Return[2]	20.12%	(5.50)%	32.23%[6,7]	12.23%	(34.34)%[5]	(5.43)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.12%[4]	1.11%	1.10%[8]	1.11%	1.11%	1.09%
Ratio of expenses to average net assets (with offsets)	1.14%[4]	1.12%	1.11%[8]	1.11%	1.11%	1.09%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.23%[4]	1.21%	1.16%[8]	1.11%	1.11%	1.09%
Ratio of net investment income to average net assets[2]	0.81%[4]	0.21%	0.30%[8]	0.24%	0.26%	0.08%
Portfolio turnover	79%	163%	75%[6,7]	103%	154%	134%
Net assets at end of period (000’s omitted)	$87,419	$68,310	$110,903	$108,395	$157,543	$399,869

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Service Class	2013††	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$16.71	$17.67	$13.40	$11.98	$18.22	$21.11
Income from Investment Operations:
Net investment income[1]	0.14 [12]	0.06	0.06	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investments[1]	3.24	(1.01)	4.29	1.43	(6.29)	(0.92)
Total from investment operations	3.38	(0.95)	4.35	1.48	(6.23)	(0.87)
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.01)	(0.08)	(0.06)	(0.01)	(0.12)
Net realized gain on investments	—	—	—	—	—	(1.90)
Total distributions to shareholders	(0.10)	(0.01)	(0.08)	(0.06)	(0.01)	(2.02)
Net Asset Value, End of Period	$19.99	$16.71	$17.67	$13.40	$11.98 [5]	$18.22
Total Return[2]	20.31%[13]	(5.38)%	32.47%[6,7]	12.43%	(34.26)%[5]	(5.32)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%[4]	0.96%	0.96%[8]	0.96%	0.96%	0.93%
Ratio of expenses to average net assets (with offsets)	0.97%[4]	0.97%	0.96%[8]	0.96%	0.96%	0.93%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%[4]	1.06%	1.02%[8]	0.99%	0.96%	0.93%
Ratio of net investment income to average net assets[2]	0.76%[4]	0.34%	0.43%[8]	0.39%	0.45%	0.24%
Portfolio turnover	79%	163%	75%[6,7]	103%	154%	134%
Net assets at end of period (000’s omitted)	$55,735	$67,536	$143,233	$199,889	$245,686	$439,571

Managers Cadence Capital Appreciation Fund*

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Institutional Class	2013†††	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$17.21	$18.24	$13.84	$12.36	$18.79	$21.64
Income from Investment Operations:
Net investment income[1]	0.18 [12]	0.10	0.10	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments[1]	3.34	(1.03)	4.42	1.48	(6.51)	(0.95)
Total from investment operations	3.52	(0.93)	4.52	1.57	(6.41)	(0.85)
Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.10)	(0.12)	(0.09)	(0.02)	(0.10)
Net realized gain on investments	—	—	—	—	—	(1.90)
Total distributions to shareholders	(0.16)	(0.10)	(0.12)	(0.09)	(0.02)	(2.00)
Net Asset Value, End of Period	$20.57	$17.21	$18.24	$13.84	$12.36 [5]	$18.79
Total Return[2]	20.57%	(5.10)%	32.73%[6,7]	12.67%	(34.08)%[5]	(5.05)%
Ratio of net expenses to average net assets (with offsets/reductions)	0.70%[4]	0.71%	0.71%[8]	0.71%	0.71%	0.69%
Ratio of expenses to average net assets (with offsets)	0.72%[4]	0.72%	0.71%[8]	0.71%	0.71%	0.69%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.81%[4]	0.81%	0.77%[8]	0.71%	0.71%	0.69%
Ratio of net investment income to average net assets[2]	1.00%[4]	0.58%	0.69%[8]	0.62%	0.71%	0.47%
Portfolio turnover	79%	163%	75%[6,7]	103%	154%	134%
Net assets at end of period (000’s omitted)	$37,536	$85,338	$178,990	$187,350	$276,437	$459,142

Managers Cadence Mid-Cap Fund*

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May, 2011	For the fiscal year ended June 30,
Investor Class	2013†	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$24.10	$26.29	$18.23	$15.57	$25.56	$28.34
Income from Investment Operations:
Net investment income (loss)[1]	0.03 [12]	(0.06)	(0.01)	(0.03)	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments[1]	4.23	(2.13)	8.10	2.69	(9.96)	0.36
Total from investment operations	4.26	(2.19)	8.09	2.66	(9.99)	0.29
Less Distributions to Shareholders from:
Net investment income	(0.04)	—	(0.03)	—	—	—
Net realized gain on investments	—	—	—	—	—	(3.07)
Total distributions to shareholders	(0.04)	—	(0.03)	—	—	(3.07)
Net Asset Value, End of Period	$28.32	$24.10	$26.29	$18.23	$15.57 [10]	$25.56
Total Return[2]	17.70%	(8.33)%	44.38%[6,7]	17.08%	(39.08)%[10]	0.31%
Ratio of net expenses to average net assets (with offsets/reductions)	1.13%[9]	1.11%	1.10%[8]	1.11%	1.11%	1.09%
Ratio of expenses to average net assets (with offsets)	1.14%[9]	1.12%	1.11%[8]	1.11%	1.11%	1.09%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.21%[9]	1.20%	1.18%[8]	1.11%	1.11%	1.09%
Ratio of net investment income (loss) to average net assets[2]	0.13%[9]	(0.25)%	(0.05)%[8]	(0.14)%	(0.20)%	(0.28)%
Portfolio turnover	121%	127%	85%[6,7]	107%	148%	149%
Net assets at end of period (000’s omitted)	$163,088	$138,115	$174,948	$155,574	$175,461	$307,962

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Service Class	2013††	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$24.67	$26.87	$18.61	$15.88	$26.02	$28.76
Income from Investment Operations:
Net investment income (loss)[1]	0.08 [12]	(0.02)	0.02	0.00 #	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments[1]	4.32	(2.18)	8.28	2.73	(10.13)	0.36
Total from investment operations	4.40	(2.20)	8.30	2.73	(10.14)	0.33
Less Distributions to Shareholders from:
Net investment income	(0.05)	—	(0.04)	—	—	—
Net realized gain on investments	—	—	—	—	—	(3.07)
Total distributions to shareholders	(0.05)	—	(0.04)	—	—	(3.07)
Net Asset Value, End of Period	$29.02	$24.67	$26.87	$18.61	$15.88 [10]	$26.02
Total Return[2]	17.88%	(8.19)%	44.60%[6,7]	17.19%	(38.97)%[10]	0.45%
Ratio of net expenses to average net assets (with offsets/reductions)	0.98%[9]	0.96%	0.94%[8]	0.96%	0.96%	0.94%
Ratio of expenses to average net assets (with offsets)	0.99%[9]	0.97%	0.96%[8]	0.96%	0.96%	0.94%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%[9]	1.05%	1.02%[8]	0.99%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets[2]	0.32%[9]	(0.09)%	0.11%[8]	0.01%	(0.04)%	(0.11)%
Portfolio turnover	121%	127%	85%[6,7]	107%	148%	149%
Net assets at end of period (000’s omitted)	$65,393	$92,851	$129,964	$130,157	$129,640	$214,673

Managers Cadence Mid-Cap Fund*

Financial Highlights

For a share outstanding throughout each fiscal period

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Institutional Class	2013†††	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$25.66	$27.88	$19.32	$16.44	$26.87	$29.54
Income from Investment Operations:
Net investment income[1]	0.15 [12]	0.04	0.08	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments[1]	4.50	(2.26)	8.58	2.83	(10.47)	0.36
Total from investment operations	4.65	(2.22)	8.66	2.88	(10.43)	0.40
Less Distributions to Shareholders from:
Net investment income	(0.13)	—	(0.10)	—	—	—
Net realized gain on investments	—	—	—	—	—	(3.07)
Total distributions to shareholders	(0.13)	—	(0.10)	—	—	(3.07)
Net Asset Value, End of Period	$30.18	$25.66	$27.88	$19.32	$16.44 [10]	$26.87
Total Return[2]	18.20%	(7.96)%	44.87%[6,7]	17.52%	(38.82)%[10]	0.69%
Ratio of net expenses to average net assets (with offsets/reductions)	0.73%[9]	0.71%	0.70%[8]	0.71%	0.71%	0.69%
Ratio of expenses to average net assets (with offsets)	0.74%[9]	0.72%	0.71%[8]	0.71%	0.71%	0.69%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.81%[9]	0.80%	0.78%[8]	0.74%	0.71%	0.69%
Ratio of net investment income to average net assets[2]	0.56%[9]	0.15%	0.36%[8]	0.26%	0.21%	0.12%
Portfolio turnover	121%	127%	85%[6,7]	107%	148%	149%
Net assets at end of period (000’s omitted)	$194,755	$234,346	$299,909	$292,232	$312,484	$522,366

Managers Cadence Emerging Companies Fund*

Financial Highlights

For a share outstanding throughout each fiscal period ended

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Institutional Class	2013	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$21.81	$23.35	$14.62	$12.44	$17.28	$23.21
Income from Investment Operations:
Net investment loss[1]	(0.01)[12]	(0.20)	(0.04)	(0.11)	(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments[1]	7.00	(1.34)	8.77	2.29	(4.76)	(3.04)
Total from investment operations	6.99	(1.54)	8.73	2.18	(4.84)	(3.18)
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—	(2.75)
Net Asset Value, End of Period	$28.80	$21.81	$23.35	$14.62	$12.44	$17.28
Total Return[2]	32.05%[13]	(6.60)%	59.71%[6,7]	17.52%	(28.01)%	(15.22)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.38%[11]	1.37%	1.41%[8]	1.42%	1.42%	1.50%
Ratio of expenses to average net assets (with offsets)	1.43%[11]	1.43%	1.42%[8]	1.42%	1.42%	1.50%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.74%[11]	1.73%	1.67%[8]	1.55%	1.42%	1.50%
Ratio of net investment loss to average net assets[2]	(0.05)%[11]	(0.94)%	(0.24)%[8]	(0.73)%	(0.65)%	(0.69)%
Portfolio turnover	101%	120%	93%[6,7]	129%	142%	140%
Net assets at end of period (000’s omitted)	$36,123	$34,883	$65,222	$55,166	$67,382	$206,444

	For the fiscal year ended May 31,		For the period from July 1, 2010, to May 31, 2011	For the fiscal year ended June 30,
Administrative Class	2013	2012		2010	2009	2008
Net Asset Value, Beginning of Period	$20.39	$21.88	$13.73	$11.72	$16.32	$22.12
Income from Investment Operations:
Net investment loss	(0.07)[12]	(0.24)	(0.12)	(0.12)	(0.11)	(0.19)
Net realized and unrealized gain (loss) on investments	6.52	(1.25)	8.27	2.13	(4.49)	(2.86)
Total from investment operations	6.45	(1.49)	8.15	2.01	(4.60)	(3.05)
Distributions to Shareholders from:
Net Investment Income	—	—	—	—	—	(2.75)
Net Asset Value, End of Period	$26.84	$20.39	$21.88	$13.73	$11.72	$16.32
Total Return[2]	31.63%	(6.81)%	59.36%[6,7]	17.15%	(28.19)%	(15.43)%
Ratio of net expenses to average net assets (with offsets/reductions)	1.63%[11]	1.60%	1.66%[8]	1.67%	1.67%	1.75%
Ratio of expenses to average net assets (with offsets)	1.68%[11]	1.66%	1.67%[8]	1.67%	1.67%	1.75%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.99%[11]	1.98%	1.92%[8]	1.80%	1.67%	1.75%
Ratio of net investment loss to average net assets[2]	(0.31)%[11]	(1.16)%	(0.71)%[8]	(0.90)%	(0.91)%	(0.95)%
Portfolio turnover	101%	120%	93%[6,7]	129%	142%	140%
Net assets at end of period (000’s omitted)	$3,184	$2,505	$4,706	$1,830	$13,866	$23,812

Notes to Financial Highlights

The following should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	At the start of business on September 27, 2010, the Predecessor Funds, each a series of the Allianz Funds, were re-organized into a respective series of the Managers Funds.
#	Rounds to less than $0.01 per share or 0.01%.
†	Effective December 1, 2012, the Fund’s Class A shares were renamed Investor Class shares. Additionally, the Fund’s Class B shares, Class C shares, Class D shares and Class R shares converted to Investor Class shares.
††	Effective December 1, 2012, the Fund’s Administrative Class shares were renamed Service Class shares.
†††	Effective December 1, 2012, the Fund’s Class P shares converted to Institutional Class shares.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Note 1(c) of Notes to Financial Statements.)

[4]	Includes non-routine extraordinary expenses amounting to 0.022%, 0.004%, and 0.003% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[5]

Capital contribution from an Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Investor Class, Institutional Class and Service Class, by $0.13 per share and 0.72%, $0.13 per share and 0.70% and $0.13 per share and 0.66%, respectively.

[6]	Reflects the 11 month period from July 1, 2010 to May 31, 2011.
[7]	Not annualized.
[8]	Annualized.
[9]	Includes non-routine extraordinary expenses amounting to 0.018%, 0.015%, and 0.016% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[10]

Capital contribution from an Affiliate increased the end of year net asset value and the total return. If the Affiliate had not made these payments, end of year net asset value and total return would have been reduced for Investor Class, Institutional Class and Service Class, by $0.21 per share and 0.83%, $0.22 per share and 0.82% and $0.21 per share and 0.81%, respectively.

[11]	Includes non-routine extraordinary expenses amounting to 0.014% and 0.014% of average net assets for the Institutional Class and Administrative Class, respectively.
[12]

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.08, and $0.13 for Managers Cadence Capital Appreciation Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, $(0.11), $(0.06), and $0.01 for Managers Cadence Mid-Cap Fund’s Investor Class, Service Class, and Institutional Class shares, respectively, and $(0.25) and $(0.31) for Managers Cadence Emerging Companies Fund’s Institutional Class and Administrative Class shares, respectively.

[13]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Notes to Financial Statements

May 31, 2013

1. Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers Cadence Capital Appreciation Fund (“Capital Appreciation”), Managers Cadence Mid-Cap Fund (“Mid-Cap”), and Managers Cadence Emerging Companies Fund (“Emerging Companies”), each a “Fund” and collectively the “Funds.”

Effective December 1, 2012, Class A shares and Administrative Class shares of Capital Appreciation and Mid-Cap were renamed Investor Class shares and Service Class shares, respectively. On November 30, 2012 at the close of business, all outstanding Class B shares, Class C shares, Class D shares and Class R shares of Capital Appreciation and Mid-Cap were automatically converted to a number of full and/or fractional Investor Class shares equal in value to Class B shares, Class C shares, Class D shares and Class R shares of each respective Fund. On November 30, 2012 at the close of business, all outstanding Class P shares of Capital Appreciation and Mid-Cap were automatically converted to a number of full and/ or fractional Institutional Class shares equal in value to Class P shares of each respective Fund.

Capital Appreciation and Mid-Cap offer Investor Class shares, Service Class shares and Institutional Class shares. Emerging Companies offers Institutional Class shares and Administrative Class Shares. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Short-term investments having a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that each Fund might reasonably expect to receive from a current sale of that investment in an arm’s-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; (iii) the value of comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers; and (iv) other factors, such as future cash flows, interest rates, yield curves, volatilities, credit risks and/or default rates. The Board will be presented with a quarterly report comparing fair values determined by the Pricing Committee against subsequent market valuations for those securities. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction

29

Notes to Financial Statements (continued)

between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain

Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of such Fund’s expenses. For the fiscal year ended May 31, 2013, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios, if any, were as follows: Capital Appreciation - $92,251 or 0.02%, Mid-Cap - $34,113 or 0.01% and Emerging Companies - $18,827 or 0.05%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended May 31, 2013, the custodian expense was not reduced.

Overdrafts will cause a reduction of any balance credits, computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013 the rate was 2% above the effective Federal Funds rate. For the fiscal year ended May 31, 2013, the overdraft fees for Capital Appreciation, Mid-Cap and Emerging Companies equaled $173, $39 and $139, respectively.

The Trust has filed a proxy statement with the SEC for a shareholder meeting at which shareholders will be asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy statement are being treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. The most common differences are primarily due to differing treatments for losses deferred due to wash sales and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

30

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended May 31, 2013, and May 31, 2012 were as follows:

	Capital Appreciation		Mid-Cap		Emerging Companies
	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$3,028,100	$1,485,763	$1,498,029	—	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—

Totals	$3,028,100	$1,485,763	$1,498,029	—	—	—

As of May 31, 2013 the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Capital Appreciation	Mid-Cap	Emerging Companies
Capital loss carryforward	$97,431,282	$38,382,203	$35,451,273
Undistributed ordinary income	385,278	—	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—
Post-October loss deferral	—	(291,808)	(168,386)

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns as of May 31, 2013 and for all open tax years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, post-enactment capital losses may be carried forward for an unlimited time period. However, any new losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

f. Capital Loss Carryovers and Deferrals

As of May 31, 2013, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. The amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
Fund	Short-Term	Long-Term	May 31,
Capital Appreciation
(Pre-Enactment)	$97,431,282	—	2018

Mid-Cap
(Pre-Enactment)	$38,382,203	—	2018

Emerging Companies
(Pre-Enactment)	$15,539,286	—	2017
(Pre-Enactment)	$19,911,987	—	2018

	$35,451,273	—

For the fiscal year ended May 31, 2013, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryovers Utilized
	Short-Term	Long-Term
Capital Appreciation	$46,335,922	—
Mid-Cap	65,422,388	—
Emerging Companies	4,431,951	—

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

31

Notes to Financial Statements (continued)

For the fiscal years ended May 31, 2013 and May 31, 2012, the capital stock transactions by class for Capital Appreciation, Mid-Cap and Emerging Companies were:

	Capital Appreciation
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	14,850,607	$256,903,694	648,887	$10,949,282
Reinvestment of distributions	125,424	2,182,376	3,350	54,127
Cost of shares repurchased	(14,675,031)	(271,867,742)	(2,847,087)	(48,493,348)

Net increase (decrease)†	301,000 [1]	$(12,781,672)[1]	(2,194,850)	$(37,489,939)

Class B:
Cost of shares repurchased	(202,055)	$(3,131,899)	(188,052)	$(2,827,049)

Net decrease	(202,055)[2]	$(3,131,899)[2]	(188,052)[3]	$(2,827,049)[3]

Class C:
Proceeds from sale of shares	2,261	$34,764	13,719	$206,170
Cost of shares repurchased	(1,471,267)	(22,797,068)	(821,403)	(12,413,568)

Net decrease	(1,469,006)[4]	$(22,762,304)[4]	(807,684)	$(12,207,398)

Class D:
Proceeds from sale of shares	1,578,176	$26,657,416	8,072,378	$132,522,971
Reinvestment of distributions	—	—	49,195	782,686
Cost of shares repurchased	(25,576,240)	(427,531,566)	(4,416,358)	(73,672,593)

Net increase (decrease)	(23,998,064)[5]	$(400,874,150)[5]	3,705,215	$59,633,064

Institutional Class:
Proceeds from sale of shares	457,149	$8,391,229	632,916	$11,148,276
Reinvestment of distributions	22,111	399,554	34,276	573,430
Cost of shares repurchased	(3,614,271)	(66,512,135)	(5,520,774)	(96,088,240)

Net decrease††	(3,135,011)[6]	$(57,721,352)[6]	(4,853,582)	$(84,366,534)

Service Class:
Proceeds from sale of shares	197,748	$3,533,686	702,750	$11,833,316
Reinvestment of distributions	17,736	311,626	2,532	41,167
Cost of shares repurchased	(1,469,365)	(26,257,672)	(4,770,691)	(77,146,991)

Net decrease	(1,253,881)[7]	$(22,412,360)[7]	(4,065,409)	$(65,272,508)

Class P:
Proceeds from sale of shares	1,218	$21,355	70,063	$1,254,292
Reinvestment of distributions	—	—	173	2,895
Cost of shares repurchased	(148,011)	(2,665,941)	(80,861)	(1,439,848)

Net decrease	(146,793)[6]	$(2,644,586)[6]	(10,625)	$(182,661)

Class R:
Proceeds from sale of shares	11,667	$197,091	25,939	$438,658
Cost of shares repurchased	(199,325)	(3,483,192)	(61,483)	(1,037,493)

Net decrease	(187,658)[8]	$(3,286,101)[8]	(35,544)	$(598,835)

†

For the fiscal year ended May 31, 2013, 1,574,267 shares and $27,620,035 are included due to the conversion of Class B shares, Class C shares, Class D shares and Class R shares into Investor Class shares.

††	For the fiscal year ended May 31, 2013, 111,764 shares and $2,037,610 are included due to the conversion of Class P shares into Institutional Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class B shares converted to Investor Class shares.

Notes to Financial Statements (continued)

[3]	Effective December 1, 2011, shares are no longer available for purchase.
[4]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.
[5]	Effective December 1, 2012, all Class D shares converted to Investor Class shares.
[6]	Effective December 1, 2012, all Class P shares converted to Institutional Class shares.
[7]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[8]	Effective December 1, 2012, all Class R shares converted to Investor Class shares.

	Mid-Cap
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares	2,020,964	$51,315,892	759,801	$18,795,993
Reinvestment of distributions	9,532	238,877	—	—
Cost of shares repurchased	(2,003,856)	(52,176,269)	(1,683,103)	(41,216,107)

Net increase (decrease)†	26,640 [1]	$(621,500)[1]	(923,302)	$(22,420,114)

Class B:
Cost of shares repurchased	(244,715)	$(5,378,877)	(195,654)	$(4,233,139)

Net decrease	(244,715)[2]	$(5,378,877)[2]	(195,654)[3]	$(4,233,139)[3]

Class C:
Proceeds from sale of shares	4,110	$88,792	22,894	$491,982
Cost of shares repurchased	(717,166)	(15,791,793)	(487,702)	(10,664,322)

Net decrease	(713,056)[4]	$(15,703,001)[4]	(464,808)	$(10,172,340)

Class D:
Proceeds from sale of shares	36,069	$892,875	1,218,581	$28,306,396
Cost of shares repurchased	(1,508,249)	(36,775,625)	(311,694)	(7,713,573)

Net increase (decrease)	(1,472,180)[5]	$(35,882,750)[5]	906,887	$20,592,823

Institutional Class:
Proceeds from sale of shares	915,355	$25,038,057	2,076,808	$52,186,218
Reinvestment of distributions	37,548	1,000,654	—	—
Cost of shares repurchased	(3,631,813)	(101,142,571)	(3,700,434)	(92,817,980)

Net decrease††	(2,678,910)[6]	$(75,103,860)[6]	(1,623,626)	$(40,631,762)

Service Class:
Proceeds from sale of shares	180,739	$4,754,412	387,506	$9,756,311
Reinvestment of distributions	6,306	161,818	—	—
Cost of shares repurchased	(1,697,900)	(44,624,658)	(1,460,128)	(35,780,932)

Net decrease	(1,510,855)[7]	$(39,708,428)[7]	(1,072,622)	$(26,024,621)

Class P:
Proceeds from sale of shares	8,340	$221,826	219,705	$5,282,896
Cost of shares repurchased	(91,936)	(2,460,563)	(242,837)	(5,983,038)

Net decrease	(83,596)[6]	$(2,238,737)[6]	(23,132)	$(700,142)

Class R:
Proceeds from sale of shares	34,241	$844,294	173,559	$4,267,204
Cost of shares repurchased	(635,523)	(15,957,677)	(381,712)	(9,393,034)

Net decrease	(601,282)[8]	$(15,113,383)[8]	(208,153)	$(5,125,830)

†

For the fiscal year ended May 31, 2013, 1,624,936 shares and $41,125,517 are included due to the conversion of Class B shares, Class C shares, Class D shares and Class R shares into Investor Class shares.

Notes to Financial Statements (continued)

††	For the fiscal year ended May 31, 2013, 78,958 shares and $2,132,183 are included due to the conversion of Class P shares into Institutional Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Effective December 1, 2012, all Class B shares converted to Investor Class shares.
[3]	Effective at the close of business on June 30, 2011, shares are no longer available for purchase.
[4]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.
[5]	Effective December 1, 2012, all Class D shares converted to Investor Class shares.
[6]	Effective December 1, 2012, all Class P shares converted to Institutional Class shares.
[7]	Effective December 1, 2012, all Administrative Class shares were renamed Service Class shares.
[8]	Effective December 1, 2012, all Class R shares converted to Investor Class shares.

	Emerging Companies
	2013		2012
	Shares	Amount	Shares	Amount
Institutional Class:
Proceeds from sale of shares	104,748	$2,632,924	227,938	$4,950,185
Cost of shares repurchased	(449,613)	(10,603,034)	(1,421,483)	(30,696,571)

Net decrease	(344,865)	$(7,970,110)	(1,193,545)	$(25,746,386)

Administrative Class:
Proceeds from sale of shares	37,867	$873,182	482,753	$9,897,389
Cost of shares repurchased	(42,169)	(933,053)	(574,937)	(11,499,959)

Net decrease	(4,302)	$(59,871)	(92,184)	$(1,602,570)

At May 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Capital Appreciation – two collectively own 47%; Mid-Cap – four collectively own 58% and Emerging Companies – five collectively own 57%. Transactions by these shareholders may have a material impact on their respective Fund.

h. Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At May 31, 2013, the market value of repurchase agreements outstanding for Mid-Cap and Emerging Companies were $4,547,090 and $277,486, respectively.

2. Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an Investment Management Agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors the subadvisors’ investment performance, security holdings, and investment strategies. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the fiscal year ended May 31, 2013, were as follows:

Fund	Investment Management Fee
Capital Appreciation	0.45%
Mid-Cap	0.45%
Emerging Companies	1.25%

The Investment Manager has contractually agreed, until at least October 1, 2013, to waive management fees and and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of Capital Appreciation, Mid-Cap and Emerging Companies to 0.72%, 0.72% and 1.42%, respectively, of each Fund’s average daily net assets.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed

Notes to Financial Statements (continued)

each Fund’s expense cap. For the fiscal year ended May 31, 2013, each Fund’s components of reimbursement are detailed in the following chart:

	Capital Appreciation	Mid-Cap	Emerging Companies
Reimbursement Available - 5/31/12	$1,101,951	$881,812	$309,677
Additional Reimbursements	341,185	344,923	105,890
Repayments	—	—	—
Expired Reimbursements	—	—	—

Reimbursement Available - 05/31/13	$1,443,136	$1,226,735	$415,567

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the aggregate annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares and through November 30, 2012 Class B shares, Class C shares, Class D shares and Class R shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class.

The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s daily net assets attributable to the Investor Class shares and 1.00% annually through November 30, 2012 for Class B shares and Class C shares, 0.25% annually through November 30, 2012 for Class D shares and 0.50% annually through November 30, 2012 for Class R shares.

For each of the Investor and Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees.”) Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping and servicing services. The Investor and Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the expense ratios for the fiscal year ended May 31, 2013, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Charged
Capital Appreciation
Investor Class	0.15%	0.15%
Service Class	0.25%	0.25%
Mid-Cap
Investor Class	0.15%	0.15%
Service Class	0.25%	0.25%
Emerging Companies
Administrative Class	0.25%	0.25%

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended May 31, 2013, Capital Appreciation borrowed varying amounts up to $8,731,994 for thirty days paying interest of $3,040 and Mid-Cap borrowed varying amounts up to $17,705,779 for nine days paying interest of $1,915. The interest amounts are included in the Statement of Operations as miscellaneous expense. Mid-Cap lent varying amounts not exceeding $2,780,660 for three days earning interest of $255. The interest amounts can be found in the Statement of Operations in interest income. At May 31, 2013, the Funds had no loans outstanding.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended May 31, 2013, were as follows:

35

Notes to Financial Statements (continued)

Fund	Purchases	Sales
Capital Appreciation	$292,580,598	$819,824,147
Mid-Cap	561,754,901	738,976,889
Emerging Companies	31,640,976	40,090,063

The Funds had no purchases or sales of U.S. Government obligations for the fiscal year ended May 31, 2013.

4. Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Until December 31, 2012, collateral received in the form of cash was invested temporarily in the BNY Mellon Overnight Government Fund. Effective January 1, 2013, cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have not had prior claims or losses and expect the risk of material loss to be remote.

6. New Accounting Pronouncements

In December 2011, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011- 11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

In June 2013, the FASB issued ASU No. 2013-08 which provides guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes there to and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of ASU 2013-08 on the Funds’ financial statements and disclosures.

7. Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

The Managers Cadence Capital Appreciation Fund, Managers Cadence Mid-Cap Fund and Managers Cadence Emerging Companies Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012/2013 Form 1099-DIV you will receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid was as follows:

	2013	2012
Capital Appreciation
Ordinary Income - QDI	100.00%	100.00%
Ordinary Income - DRD	100.00%	100.00%
Mid-Cap
Ordinary Income - QDI	100.00%	n/a
Ordinary Income - DRD	100.00%	n/a

Pursuant to section 852 of the Internal Revenue Code, Managers Cadence Capital Appreciation Fund, Managers Cadence Mid-Cap Fund and the Managers Cadence Emerging Companies Fund each hereby designate $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended May 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and Shareholders of the Managers Cadence Capital Appreciation Fund, Managers Cadence Mid-Cap Fund and Managers Cadence Emerging Companies Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Cadence Capital Appreciation Fund, Managers Cadence Mid-Cap Fund, and Managers Cadence Emerging Companies Fund, three of the series constituting Managers Funds (the “Funds”) at May 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 23, 2013

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 37 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).
William E. Chapman, II, 9/23/41 • Independent Chairman Trustee since 1999 • Oversees 37 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 37 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (38 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).
Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 37 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).
Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 37 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 37 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC (1994-2004).
John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).
Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Subadvisor

Cadence Capital Management LLC

265 Franklin Street, 11th Floor

Boston, MA 02110

Distributor

Managers Distributors, Inc.

800 Connecticut Ave.

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS

CADENCE CAPITAL APPRECIATION	SKYLINE SPECIAL EQUITIES	CHICAGO EQUITY PARTNERS BALANCED
CADENCE MID-CAP	PORTFOLIO	Chicago Equity Partners, LLC
CADENCE EMERGING COMPANIES	Skyline Asset Management, L.P.
Cadence Capital Management, LLC		ALTERNATIVE FUNDS
SPECIAL EQUITY
ESSEX SMALL/MICRO CAP GROWTH	Ranger Investment Management, L.P.	FQ GLOBAL ALTERNATIVES
Essex Investment Management Co., LLC	Lord, Abbett & Co. LLC	FQ GLOBAL ESSENTIALS
	Smith Asset Management Group, L.P.	First Quadrant, L.P.
FQ TAX-MANAGED U.S. EQUITY	Federated MDTA LLC
FQ U.S. EQUITY		INCOME FUNDS
First Quadrant, L.P.	SYSTEMATIC VALUE
	SYSTEMATIC MID CAP VALUE	BOND (MANAGERS)
FRONTIER SMALL CAP GROWTH	Systematic Financial Management, L.P.	GLOBAL INCOME OPPORTUNITY
Frontier Capital Management Company, LLC		Loomis, Sayles & Co., L.P.
TIMESSQUARE INTERNATIONAL SMALL
GW&K SMALL CAP EQUITY	CAP FUND	BOND (MANAGERS PIMCO)
Gannett Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH	Pacific Investment Management Co. LLC
TIMESSQUARE SMALL CAP GROWTH
MICRO-CAP	TSCM GROWTH EQUITY	CALIFORNIA INTERMEDIATE TAX-FREE
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC	Miller Tabak Asset Management LLC
WEDGE Capital Management L.L.P.
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	GW&K FIXED INCOME FUND
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY	GW&K MUNICIPAL BOND
	TRILOGY INTERNATIONAL SMALL CAP	GW&K MUNICIPAL ENHANCED YIELD
REAL ESTATE SECURITIES	Trilogy Global Advisors, L.P.	Gannett Welsh & Kotler, LLC
CenterSquare Investment Management, Inc.
	YACKTMAN FUND	HIGH YIELD
RENAISSANCE LARGE CAP GROWTH	YACKTMAN FOCUSED FUND	J.P. Morgan Investment Management LLC
Renaissance Group LLC	Yacktman Asset Management L.P.
INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Managers Cadence Capital Appreciation Fund	$25,809	$30,943
Managers Cadence Mid-Cap Fund	$26,704	$18,096
Managers Cadence Emerging Companies Fund	$10,349	$27,899

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2013	Fiscal 2012
Managers Cadence Capital Appreciation Fund	$7,000	$7,000
Managers Cadence Mid-Cap Fund	$7,000	$7,000
Managers Cadence Emerging Companies Fund	$7,000	$7,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2012 and 2011 for non-audit services rendered to the Funds and Fund Service Providers were $80,000 and $79,500, respectively. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $65,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date:	August 1, 2013

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 1, 2013